Series Number:  1
For period ending 9/30/13

48)	Investor, A, C & R
First $1 billion 0.650%
Next $1 billion 0.598%
Next $3 billion 0.568%
Next $5 billion 0.548%
Next $15 billion 0.535%
Next $25 billion 0.533%
Over $50 billion 0.533%

Institutional
First $1 billion 0.450%
Next $1 billion 0.398%
Next $3 billion 0.368%
Next $5 billion 0.348%
Next $15 billion 0.335%
Next $25 billion 0.333%
Over $50 billion 0.333%

72DD)       1. Total income dividends for which record date passed during the period
                                Investor Class                                                                17,915
                                Institutional Class           804
                  2.  Dividends for a second class of open-end company shares
                                A Class                                                                           3,684
                                C Class                                                                           229
        R Class                                           52

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1402
                               Institutional Class                                                      $0.1510
                  2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1266
        C Class                                                      $0.0860
        R Class                                           $0.1130

74U)          1. Number of shares outstanding (000's omitted)
                                Investor Class         116,834
                                Institutional Class   4,895

                 2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                  29,361
                                    C Class                                                             2,126
R Class                             444

74V)         1. Net asset value per share (to nearest cent)
                                Investor Class         $10.74
                                Institutional Class   $10.74

                 2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class              $10.74
                                    C Class                                                         $10.74
                                R Class                         $10.74

Series Number:  6
For period ending 9/30/13

48)	Investor, A, C & R
First $1 billion 0.570%
Next $1 billion 0.518%
Next $3 billion 0.488%
Next $5 billion 0.468%
Next $15 billion 0.455%
Next $25 billion 0.453%
Over $50 billion 0.453%

Institutional
First $1 billion 0.370%
Next $1 billion 0.318%
Next $3 billion 0.288%
Next $5 billion 0.268%
Next $15 billion 0.255%
Next $25 billion 0.253%
Over $50 billion 0.253%

72DD)      1. Total income dividends for which record date passed during the period
                                Investor Class                                                                9,314
                                Institutional Class           3,686
                 2.  Dividends for a second class of open-end company shares
                                A Class                                                                           1,534
                                C Class                                                                           16
        R Class                                           22

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1059
                               Institutional Class                                                      $0.1171
                  2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0919
        C Class                                                      $0.0500
        R Class                                           $0.0779

74U)          1. Number of shares outstanding (000's omitted)
                                Investor Class          82,698
                                Institutional Class    28,210

                  2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   15,405
                                    C Class                                                             253
R Class                             314

74V)          1. Net asset value per share (to nearest cent)
                                Investor Class        $11.03
                                Institutional Class   $11.03

                  2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $11.03
                                    C Class                                                         $11.02
                                R Class                         $11.02

Series Number:  7
For period ending 9/30/13

48)	Investor, A, C & R
First $1 billion 0.570%
Next $1 billion 0.518%
Next $3 billion 0.488%
Next $5 billion 0.468%
Next $15 billion 0.455%
Next $25 billion 0.453%
Over $50 billion 0.453%

Institutional
First $1 billion 0.370%
Next $1 billion 0.318%
Next $3 billion 0.288%
Next $5 billion 0.268%
Next $15 billion 0.255%
Next $25 billion 0.253%
Over $50 billion 0.253%

72DD)       1. Total income dividends for which record date passed during the period
                                Investor Class                                                                11,260
                                Institutional Class           4,509
                  2.  Dividends for a second class of open-end company shares
                                A Class                                                                           1,417
                                C Class                                                                           -
        R Class                                           20

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.0434
                               Institutional Class                                                      $0.0545
                   2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0296
        C Class                                                      -
        R Class                                           $0.0157

74U)          1. Number of shares outstanding (000's omitted)
                                Investor Class         186,613
                                Institutional Class   85,561

                  2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   36,893
                                    C Class                                                             2,734
R Class                             1,510

74V)         1. Net asset value per share (to nearest cent)
                                Investor Class        $12.19
                                Institutional Class   $12.20

                 2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $12.14
                                    C Class                                                         $12.13
                                R Class                         $12.17

Series Number:  9
For period ending 9/30/13

48)	Investor, A, C & R
First $1 billion 0.650%
Next $1 billion 0.598%
Next $3 billion 0.568%
Next $5 billion 0.548%
Next $15 billion 0.535%
Next $25 billion 0.533%
Over $50 billion 0.533%

Institutional
First $1 billion 0.450%
Next $1 billion 0.398%
Next $3 billion 0.368%
Next $5 billion 0.348%
Next $15 billion 0.335%
Next $25 billion 0.333%
Over $50 billion 0.333%

72DD)       1. Total income dividends for which record date passed during the period
                                Investor Class                                                                 496
                                Institutional Class            108
                  2.  Dividends for a second class of open-end company shares
                                A Class                                                                           -
                                C Class                                                                           -
        R Class                                           -

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0148
                               Institutional Class                                                      $0.0245
                  2. Dividends for a second class of open-end company shares
                                A Class                                                                           -
        C Class                                                      -
        R Class                                           -

74U)         1. Number of shares outstanding (000's omitted)
                      Investor Class                                31,073
                      Institutional Class       3,830

                 2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                3,765
                        C Class                                                      165
R Class                                  24

74V)         1. Net asset value per share (to nearest cent)
                                Investor Class         $9.65
                                Institutional Class   $9.65

                 2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $9.65
                                    C Class                                                         $9.51
                                R Class                         $9.62